UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2023

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California		91201-2349
(Address of principal executive offices)		(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange
0.500% Senior Notes due 2030	PSA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2023, the Board of Trustees of Public Storage, a Maryland real estate investment trust (the “Company”), approved articles supplementary (the “Articles Supplementary”) to the Company’s charter to reclassify all of the authorized but unissued preferred shares and equity shares that were previously issued and then redeemed as undesignated preferred shares and equity shares of beneficial interest, $0.01 par value per share. The Articles Supplementary will be filed with the State Department of Assessments and Taxation (the “SDAT”) on August 3, 2023. There has been no increase in the authorized shares of beneficial interest of the Company effected by the Articles Supplementary. The foregoing description of the Articles Supplementary is qualified in its entirety by the full text of the Articles Supplementary, attached as Exhibit 3.1 hereto. The Articles Supplementary will be effective upon filing with the SDAT.

Item 8.01	Other Events.

The Company intends to implement a corporate reorganization into a new holding company structure commonly referred to as an umbrella partnership real estate investment trust, or UPREIT (the “Reorganization”). As part of the Reorganization, New PSA, a Maryland real estate investment trust that currently is a wholly-owned subsidiary of the Company, will become the publicly traded parent company of the Company and its subsidiaries. New PSA will change its name to “Public Storage” and will replace the Company as the public holding company listed on the New York Stock Exchange (the “NYSE”). New PSA is expected to qualify as a REIT for federal income tax purposes.

As described in more detail below, the Reorganization will not have any impact on the consolidated assets and liabilities of the Company and the officers and trustees of New PSA immediately following the Reorganization will be identical to the officers and trustees of the Company immediately prior to the Reorganization.

In connection with the Reorganization, each issued and outstanding common share of beneficial interest and preferred share of beneficial interest (and the associated depositary receipts) of the Company will be converted automatically into one corresponding common share of beneficial interest and preferred share of beneficial interest (and the associated depositary receipts) of New PSA, having the same designations, rights, powers, and preferences and qualifications, limitations, and restrictions as the corresponding security of the Company, and such securities will continue to trade on an uninterrupted basis on the NYSE under their respective existing symbols, and will retain their respective existing CUSIP numbers. Accordingly, following the conversion, (i) New PSA common shares of beneficial interest, par value $0.10 per share (“New PSA Common Shares”), will trade on the NYSE on an uninterrupted basis under the existing symbol “PSA” and will retain the CUSIP number of 74460D 109, and (ii) New PSA depositary shares, each representing one-thousandth of a share of 5.15% Series F Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 685), New PSA depositary shares, each representing one-thousandth of a share of 5.05% Series G Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 669), New PSA depositary shares, each representing one-thousandth of a share of 5.60% Series H Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 644), New PSA depositary shares, each representing one-thousandth of a share of 4.875% Series I Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 628), New PSA depositary shares, each representing one-thousandth of a share of 4.700% Series J Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 594), New PSA depositary shares, each representing one-thousandth of a share of 4.75% Series K Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 578), New PSA depositary shares, each representing one-thousandth of a share of 4.625% Series L Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 552), New PSA depositary shares, each representing one-thousandth of a share of 4.125% Series M Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 537), New PSA depositary shares, each representing one-thousandth of a share of 3.875% Series N Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 511), New PSA depositary shares, each representing one-thousandth of a share of 3.900% Series O Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 487), New PSA depositary shares, each representing one-thousandth of a share of 4.000% Series P Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 461), New PSA depositary shares, each representing one-thousandth of a share of 3.950% Series Q Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 446), New PSA depositary shares, each representing one-thousandth of a share of 4.00% Series R Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 420), and New PSA depositary shares, each representing one-thousandth of a share of 4.100% Series S Cumulative Preferred Share, $0.01 par value per share of New PSA (CUSIP number 74460W 396) (all such depositary shares collectively, the “New PSA depositary shares”), will trade on the NYSE on an uninterrupted basis under their existing symbols.

The Company will continue to be the issuer of its unsecured series notes, and there will be no change to the CUSIP numbers of such notes.

Following the Reorganization, the Company will be wholly-owned by a newly formed entity, Public Storage OP, L.P., a Delaware limited partnership (“PSA OP”). New PSA will initially own all the limited partnership interest of PSA OP and will own all the membership interest of the general partner of PSA OP, PSOP GP, LLC, a Delaware limited liability company (“PSOP GP”).

Summary of the Terms of the Reorganization Merger Agreement

The first step of the Reorganization will be effectuated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated August 2, 2023, among the Company, New PSA and PSA Merger Sub (“Merger Sub”), a Maryland real estate investment trust and indirectly wholly-owned subsidiary of New PSA. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as an indirectly wholly-owned subsidiary of New PSA through New PSA’s ownership of PSOP GP and PSA OP (the “Merger”). The Merger will be conducted pursuant to Section 8-501.1 of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (the “Maryland REIT Law”) and Section 3-106.2 of the Maryland General Corporation Law (the “MGCL”), which provide for the formation of a holding company (i.e., New PSA) without a vote of the Company’s shareholders. The Merger is expected to be effective as of August 14, 2023 (the “Effective Time”).

In accordance with the Merger Agreement, at the Effective Time, (i) each of the Company’s issued and outstanding common shares of beneficial interest, par value $0.10 per share, and each of the Company’s issued and outstanding depositary shares, representing one-thousandth of a share of the Company’s 5.15% Series F Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 685), 5.05% Series G Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 669), 5.60% Series H Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 644), 4.875% Series I Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 628), 4.700% Series J Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 594), 4.75% Series K Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 578), 4.625% Series L Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 552), 4.125% Series M Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 537), 3.875% Series N Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 511), 3.900% Series O Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 487), 4.000% Series P Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 461), 3.950% Series Q Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 446), 4.00% Series R Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 420) and 4.100% Series S Cumulative Preferred Share, $0.01 par value per share (CUSIP number 74460W 396), immediately prior to the Effective Time will be converted automatically into one corresponding common share of beneficial interest, par value $0.10 per share, of New PSA, and one corresponding New PSA depositary share, respectively, having the same ticker symbol and CUSIP number and designations, rights, powers and preferences and qualifications, limitations and restrictions as the corresponding security of the Company, (ii) each common share of beneficial interest of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted automatically into one common share of beneficial interest of the Company, and (iii) each common share of beneficial interest of New PSA issued and outstanding immediately prior to the Effective Time will be cancelled. Accordingly, upon consummation of the Merger, the Company’s common shareholders and depositary shareholders immediately prior to the consummation of the Merger will become common shareholders and depositary shareholders, respectively, of New PSA, and the Company will become an indirectly wholly-owned subsidiary of New PSA. The conversion of shares will occur automatically without an exchange of share certificates at the Effective Time. Accordingly, any certificates representing outstanding Company shares will be deemed to represent the same number and type of shares of New PSA.

The Reorganization, including the Merger, was approved by the Company’s Board of Trustees. Shareholder approval of the Reorganization is not required under the Maryland REIT Law or the MGCL, and the Merger will not give rise to statutory dissenters’ rights. The Merger is expected to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and thus Company shareholders will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

In addition, in accordance with the Merger Agreement, New PSA will, at the Effective Time, assume and continue all of the Company’s equity incentive plans and agreements, and all outstanding equity awards of the Company shall become corresponding outstanding equity awards of New PSA.

The consolidated assets and liabilities of New PSA immediately following the Merger will be identical to the consolidated assets and liabilities of the Company immediately prior to the Merger, and the officers and trustees of New PSA immediately following the Merger will be identical to the officers and trustees of the Company immediately prior to the Merger. New PSA will not hold any assets directly other than certain de minimis assets that may be held for certain administrative functions. None of the properties owned by the Company or its subsidiaries or any interests therein have been or will be transferred as part of the Reorganization. All indebtedness of the Company immediately prior to the Merger is expected to remain indebtedness of the Company after the Merger.

In the future, PSA OP may, from time to time, issue partnership interests to sellers of properties in exchange for a tax-deferred contribution of those properties or to holders of partnership or limited liability interests in companies acquired by New PSA. Such partnership interests will generally entitle their holders to receive the same distributions as holders of shares of New PSA Common Shares, and the holders of such interests will generally have the right to exchange the interests for cash or shares of New PSA Common Shares, at New PSA’s option. PSA OP may also issue certain equity awards in the form of partnership interests to trustees, officers and employees of New PSA, which will also generally be convertible into cash or New PSA Common Shares in accordance with the terms of such award.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 to this Current Report and incorporated by reference herein. A copy of the Frequently Asked Questions about the Reorganization that the Company posted on the investor relations page of its website has been filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits filed herewith, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Form 8-K, other than statements of historical fact, are forward-looking statements, which may be identified by the use of the words “expects,” “believes,” “anticipates,” “should,” and similar expressions. These forward-looking statements, including, but not limited to, statements regarding the Company’s ability to complete the Reorganization and the impacts of the Reorganization, involve known and unknown risks and uncertainties and tax impact, which may cause actual events to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future event include, but are not limited to, those described in Part 1, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 filed with the SEC on February 21, 2023 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date of this report or as of the dates indicated in the statements. All the Company’s forward-looking statements, including those in this report, are qualified in their entirety by this cautionary statement. The Company expressly disclaims any obligation to update publicly or otherwise revise any forward-looking statements, whether because of new information or other factors, events or circumstances after the date of these forward-looking statements, except when expressly required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

2.1	Agreement and Plan of Merger, dated August 2, 2023, by and among the Company, New PSA and Merger Sub.*

3.1	Articles Supplementary of the Company, dated August 2, 2023.

99.1	Frequently Asked Questions About the Reorganization, dated August 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ H. Thomas Boyle
H. Thomas Boyle Senior Vice President and Chief Financial and Investment Officer

Date: August 2, 2023